UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 3, 2022
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 210-3150
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 8, 2022, eHealth, Inc. (the "Company") issued an earnings release announcing its financial results for the three and six months ended June 30, 2022 and its financial condition as of June 30, 2022. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on August 8, 2022 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Item 2.02 of the Original 8-K, solely for the purpose of correcting the stock-based compensation expense per diluted share, tax effect of non-GAAP adjustments per diluted share and non-GAAP net loss per diluted share (collectively, the "Corrected Items") for the three months ended June 30, 2022, as described below.

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2022, the Company issued an earnings release announcing its financial results for the three and six months ended June 30, 2022 and its financial condition as of June 30, 2022 (the "Original Earnings Release"). The Corrected Items are presented in the excerpts below (with original reported items struck and the corrected items in bold type and underlined).

EHEALTH, INC. (1)
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, unaudited)

***

	Three Months Ended June 30,
	2022	2021
GAAP net loss attributable to common stockholders per diluted share	$(1.65)	$(0.86)
Impact from preferred stock	0.28	0.17
Stock-based compensation expense	0.20 ~~0.21~~	0.31
Amortization of intangible assets	—	—
Restructuring and reorganization charges	0.05	—
Tax effect of non-GAAP adjustments	(0.06) ~~(0.04)~~	(0.07)
Non-GAAP net loss per diluted share	$(1.18) ~~(1.15)~~	$(0.45)
(1) From page 26 of the Original Earnings Release
***

Non-GAAP — Second Quarter 2022 Results (2)

(In thousands, except per share amounts)	Q2 2022	Q2 2021
Non-GAAP net loss	$(32,109)	$(12,137)
Non-GAAP net loss per diluted share	(1.18) ~~(1.15)~~	(0.45)
Adjusted EBITDA	(33,250)	(12,972)
(2) From page 4 of the Original Earnings Release
***

Non-GAAP net loss for the second quarter of 2022 was $32.1 million, or $1.18 ~~$1.15~~ non-GAAP net loss per diluted share, compared to non-GAAP net loss of $12.1 million, or $0.45 non-GAAP net loss per diluted share, for the same period in 2021, primarily attributable to a decrease in total revenue, partially offset by a 22% decline in non-GAAP operating expense as a result of our transformation initiatives.(3)

(3) From page 4 of the Original Earnings Release
***

The information in Item 2.02 of this Current Report on Form 8-K/A is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	August 9, 2022	/s/ Christine Janofsky
Christine Janofsky SVP, Chief Financial Officer